OPPENHEIMER INSURED MUNICIPAL FUND
                      Supplement dated July 13, 2000 to the
                        Prospectus dated January 28, 2000


        On February 29,  2000,  the Board of Trustees of  Oppenheimer  Municipal
Fund on behalf of its series, Oppenheimer Insured Municipal Fund ("Insured Municipal Fund") approved, subject to the approval by shareholders of Insured Municipal Fund, an Agreement and Plan of Reorganization (the "Plan") with Oppenheimer Municipal Bond Fund ("Municipal Bond Fund") pursuant to which Insured Municipal Fund would be reorganized with and into Municipal Bond Fund.

        It is anticipated that a proxy statement will be sent to shareholders of Insured Municipal Fund in late August.


July 13, 2000                                            PS0865.013